                                                           Exhibit No. EX-99.q.3

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or  officers of GARTMORE  MUTUAL FUNDS (the "Trust"),  a Delaware  statutory trust, and the Trust, which have filed or will file with the U.S. Securities and
Exchange  Commission  under the  provisions  of the  Securities  Act of 1933, as amended,  and/or  the  Investment  Company  Act of  1940,  as  amended,  various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland, Eric E. Miller, Allan J. Oster, and Jill R. Whitelaw, and each of them, with power to act without the others, his, her, or its attorney, with full power of substitution and resubstitution,  for and in his, her, or its name, place and stead,  in any and all  capacities,  to  approve,  and  sign  such  Registration
Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust  thereto and to attest  said seal and to file the same,  with all exhibits thereto and other documents in connection therewith,  with the U.S.
Securities and Exchange  Commission,  hereby granting unto said  attorneys,  and each of them,  full power and  authority to do and perform all and every act and thing  requisite to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming that which said attorneys,  or any of them, may lawfully do or cause to be done by virtue hereo.  This  instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF,  the undersigned has herewith set his, her, or its name and seal as of this 21st day of February, 2005.

/s/Phyllis Kay Dryden, Trustee
Phyllis Kay Dryden, Trustee                    Barbara I. Jacobs, Trustee

Michael D. McCarthy, Trustee

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or  officers of GARTMORE  MUTUAL FUNDS (the "Trust"),  a Delaware  statutory trust, and the Trust, which have filed or will file with the U.S. Securities and
Exchange  Commission  under the  provisions  of the  Securities  Act of 1933, as amended,  and/or  the  Investment  Company  Act of  1940,  as  amended,  various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland, Eric E. Miller, Allan J. Oster, and Jill R. Whitelaw, and each of them, with power to act without the others, his, her, or its attorney, with full power of substitution and resubstitution,  for and in his, her, or its name, place and stead,  in any and all  capacities,  to  approve,  and  sign  such  Registration
Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust  thereto and to attest  said seal and to file the same,  with all exhibits thereto and other documents in connection therewith,  with the U.S.
Securities and Exchange  Commission,  hereby granting unto said  attorneys,  and each of them,  full power and  authority to do and perform all and every act and thing  requisite to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming that which said attorneys,  or any of them, may lawfully do or cause to be done by virtue hereo.  This  instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF,  the undersigned has herewith set his, her, or its name and seal as of this 21st day of February, 2005.

                                               /s/Barbara I. Jacobs, Trustee
Phyllis Kay Dryden, Trustee                    Barbara I. Jacobs, Trustee

Michael D. McCarthy, Trustee

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or  officers of GARTMORE  MUTUAL FUNDS (the "Trust"),  a Delaware  statutory trust, and the Trust, which have filed or will file with the U.S. Securities and
Exchange  Commission  under the  provisions  of the  Securities  Act of 1933, as amended,  and/or  the  Investment  Company  Act of  1940,  as  amended,  various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland, Eric E. Miller, Allan J. Oster, and Jill R. Whitelaw, and each of them, with power to act without the others, his, her, or its attorney, with full power of substitution and resubstitution,  for and in his, her, or its name, place and stead,  in any and all  capacities,  to  approve,  and  sign  such  Registration
Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust  thereto and to attest  said seal and to file the same,  with all exhibits thereto and other documents in connection therewith,  with the U.S.
Securities and Exchange  Commission,  hereby granting unto said  attorneys,  and each of them,  full power and  authority to do and perform all and every act and thing  requisite to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming that which said attorneys,  or any of them, may lawfully do or cause to be done by virtue hereo.  This  instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF,  the undersigned has herewith set his, her, or its name and seal as of this 21st day of February, 2005.

Phyllis Kay Dryden, Trustee                    Barbara I. Jacobs, Trustee

/s/Michael D. McCarthy, Trustee
Michael D. McCarthy, Trustee